UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2015

ROI Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36068 (Commission File Number)	46-3100431 (I.R.S. Employer Identification Number)

510 Madison Avenue, 9th Floor New York, New York (Address of principal executive offices)	10022 (Zip code)

(212) 825-0400

(Registrant’s telephone number, including area code)

601 Lexington Avenue, 51st Floor

New York, New York 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2015, Thomas J. Baldwin resigned from his position as Chief Executive Officer and a member of the board of directors of ROI Acquisition Corp. II (the “Company”). The resignation of Mr. Baldwin is not due to any disagreement with the Company and was effective as of November 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 12, 2015	ROI Acquisition Corp. II

	By:	/s/ Joseph A. De Perio
Joseph A. De Perio Vice Chairman of the Board and President

[Signature Page to Form 8-K]